Statements of Net Assets Available for Benefits - EBP 002 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 900,083	$ 812,627
Receivables:
Employer contributions	1,637	1,348
Notes receivable from participants	6,415	5,998
Total receivables	8,052	7,346
Net assets available for benefits	$ 908,135	$ 819,973